Exhibit 10.6

DCP Teletouch, LLC

c/o Downtown Capital Partners, LLC

One Barker Ave., Suite 260

White Plains, NY 10601

February 1, 2013

Teletouch Communications, Inc.

5718 Airport Freeway

Fort Worth, Texas 76117

Re:	Buyback Right and Agreement not to Short Securities of Teletouch Communications, Inc.

Ladies and Gentlemen:

The undersigned is the holder and a beneficial owner (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of certain shares of common stock, $.001 par value per share, outstanding on the date hereof (the “Securities”), listed on the attached Exhibit A, of Teletouch Communications, Inc., a Delaware corporation (the “Company”). The undersigned is receiving the Securities pursuant to the terms of (i) that Loan and Security Agreement by and among the Company, Progressive Concepts, Inc. and DCP Teletouch, LLC and the other named parties thereto dated of even date herewith (the “Loan Agreement”), and (ii) that Subscription Agreement between the undersigned and the Company dated of even date herewith (together, the “Transaction”). The undersigned understands that execution and delivery of this Letter Agreement is required pursuant to the Loan Agreement.

In consideration of the premises and the mutual covenants contained herein, in the Loan Agreement, the Subscription Agreement and other documents and agreements in connection with the Transaction, and, and other good and valuable consideration, receipt and sufficiency is hereby acknowledged by the parties hereto, the undersigned hereby agrees as follows:

Commencing on the date hereof and so long as the Revolving Credit Commitments (as defined in the Loan Agreement) have not been terminated, the Company shall have the right, but not the obligation, at its sole discretion, to buy back from the Lender all or a portion of the Securities, and the Lender agrees to sell, assign and transfer such Securities to the Company, that the Lender may beneficially own at the time of the exercise of such right, which at the purchase price per share equal to $0.452, or 120% of the Issue Price (as the term is defined under the Loan Agreement). To exercise this buy-back right, the Company must deliver to the Lender a thirty (30) days’ advance written notice indicating therein the number of Securities to which such notice applies. Upon receipt of such notice by the Lender, the obligation to repurchase such Securities shall be binding and irrevocable as to the Company. At the closing of such buyback, the Lender shall deliver to the Company stock certificate(s) representing the Securities, duly endorsed in favor of the Company, and the Company shall deliver to the Lender, by the wire transfer of immediately available funds, the cash consideration for the Securities.

The undersigned further agrees that as of the time of execution of this Letter Agreement by the undersigned and for as long as the Facilities (as the term is defined under the Loan Agreement) remain outstanding, the undersigned has not directly or indirectly, nor has any person acting on behalf of or pursuant to any understanding with the undersigned, engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales (as defined below) involving the Company’s securities) during the period commencing on the date hereof and so long as the Revolving Credit Commitments (as defined in the Loan Agreement) have not been terminated. “Short Sales” means all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

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The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Letter Agreement. This Letter Agreement shall be binding on the undersigned and his, her or its respective successors, heirs, personal representatives and assigns. This Letter Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

DCP TELETOUCH, LLC,

By:	/s/ Gary Katz
	Name:	Gary Katz
	Title:	Authorized Representative

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